Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ALTERNATIVE ENERGY AND ENVIRONMENTAL SOLUTIONS, INC. (the “Company”) on 10-Q for the period ended October 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Callan, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ending October 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ending October 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of ALTERNATIVE ENERGY AND ENVIRONMENTAL SOLUTIONS, INC.

By:	/s/ David Callan
Name:	David Callan
Title:	Chief Financial Officer, Secretary, Director (principal accounting officer)

Date:  December 20, 2011